SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2021

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 Par Value	FORR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition”. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On November 3, 2021, Forrester Research, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2021.

Forrester believes that adjusted financial results provide investors with consistent and comparable information to aid in the understanding of Forrester’s ongoing business. Forrester uses adjusted financial information to manage its business, including use of adjusted financial results as the basis for setting targets for various compensation programs. Our adjusted presentation excludes the following, as well as their related tax effects:

Amortization of intangibles—we exclude the effect of the amortization of intangibles from our adjusted results in order to more consistently present our ongoing results of operations.

Fair value adjustment of deferred revenue—we exclude the reduction in revenue resulting from the fair value adjustment of pre-acquisition deferred revenue in order to more consistently present our ongoing results of operations.

Gains and losses from investments—we have consistently excluded both gains and losses related to our investment in non-marketable securities from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

Stock-based compensation expense—we exclude stock-based compensation from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

Integration costs—we exclude the direct costs of integrating acquired companies from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

Lease incentive costs and credits—we recognized a credit on our statement of operations of $3.4 million during the three months ending December 31, 2020, and incurred $0.2 million of duplicate rent costs during the three months ended September 30, 2020, related to an incentive from one of our landlords to terminate a lease early. We exclude these costs and credits from our adjusted results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

    (d) Exhibits

99.1	Press Release dated November 3, 2021 with respect to financial results for the quarter ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By	/s/ L. Christian Finn
Name:	L. Christian Finn
Title:	Chief Financial Officer

Date: November 3, 2021